The RMR Group Inc. Announces First Quarter Fiscal 2024 Financial Results February 7, 2024 Exhibit 99.2

2 Dividend RMR has declared a quarterly dividend on its Class A Common Stock and Class B-1 Common Stock of $0.40 per share to shareholders of record as of the close of business on January 22, 2024. This dividend will be paid on or about February 15, 2024. Conference Call A conference call to discuss RMR’s fiscal first quarter results will be held on Thursday, February 8, 2024 at 10:00 a.m. Eastern Time. The conference call may be accessed by dialing (844) 481-2945 or (412) 317-1868 (if calling from outside the U.S. and Canada); a pass code is not required. A replay will be available for one week by dialing (412) 317-0088; the replay pass code is 7701351. A live audio webcast of the conference call will also be available in a listen-only mode on RMR’s website, at www.rmrgroup.com. The archived webcast will be available for replay on RMR’s website after the call. The transcription, recording and retransmission in any way are strictly prohibited without the prior written consent of RMR. About The RMR Group The RMR Group is a leading U.S. alternative asset management company, unique for its focus on commercial real estate (CRE) and related businesses. RMR’s vertical integration is supported by over 1,100 real estate professionals in more than 30 offices nationwide who manage over $41 billion in assets under management and leverage more than 35 years of institutional experience in buying, selling, financing and operating CRE. RMR benefits from a scalable platform, a deep and experienced management team and a diversity of direct real estate strategies across its clients. RMR is headquartered in Newton, MA and was founded in 1986. For more information, please visit www.rmrgroup.com. "RMR's first quarter results exceeded the high end of our guidance because of higher-than-expected construction management fees and enterprise value improvements at some of our Managed Equity REITs. We remain focused on identifying and implementing strategic actions that enhance our clients and our own performance. This quarter's improvement in both evidences the strong alignment between RMR and its clients. We also closed the CARROLL acquisition in mid- December, providing RMR an attractive platform to drive long term growth and value creation in the residential sector. This transaction further strengthens our position as a scaled, alternative asset manager with over $41 billion of assets under management across all major sectors of commercial real estate. We remain well positioned to take advantage of future growth opportunities with more than $200 million of cash and no corporate indebtedness.” Adam Portnoy, President and Chief Executive Officer THE RMR GROUP INC. ANNOUNCES FIRST QUARTER FISCAL 2024 FINANCIAL RESULTS Newton, MA (February 7, 2024). The RMR Group Inc. (Nasdaq: RMR) today announced its financial results for the fiscal quarter ended December 31, 2023.

3 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: executing RMR's Managed Equity REITs' strategic plans and related benefits; commercial real estate market conditions; and RMR's liquidity and its position to capitalize on additional growth opportunities in the current market environment. Forward-looking statements reflect RMR’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause RMR's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: The dependence of RMR's revenues on a limited number of clients; the variability of its revenues; risks related to supply chain constraints, commodity pricing and inflation, including inflation impacting wages and employee benefits; changing market conditions, practices and trends, which may adversely impact its clients and the fees RMR receives from them; potential terminations of the management agreements with its clients; increases in or sustained high market interest rates, which may significantly reduce RMR's revenues or impede its growth; RMR's dependence on the growth and performance of its clients; its ability to obtain or create new clients for its business and other circumstances beyond RMR's control; the ability of RMR's clients to operate their businesses profitably, optimize their capital structures and to grow and increase their market capitalizations and total shareholder returns; RMR's ability to successfully provide management services to its clients; RMR's ability to maintain or increase the distributions RMR pays to its shareholders; RMR's ability to successfully pursue and execute capital allocation strategies; RMR's ability to prudently invest in its business to enhance its operations, services and competitive positioning; and RMR's ability to successfully integrate acquired businesses and realize the expected returns on its investments; risk that cost savings and synergies anticipated to be realized by the acquisition of MPC Partners Holding LLC may not be fully realized or may take longer to realize than expected; changes to RMR's operating leverage or client diversity; litigation risks; risks related to acquisitions, dispositions and other activities by or among its clients; allegations, even if untrue, of any conflicts of interest arising from RMR's management activities; its ability to retain the services of its managing directors and other key personnel; RMR's and its clients’ risks associated with RMR's and its clients' costs of compliance with laws and regulations, including securities regulations, exchange listing standards and other laws and regulations affecting public companies; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in RMR's periodic filings. The information contained in RMR’s filings with the Securities and Exchange Commission (SEC), including under the caption “Risk Factors” in its periodic reports, or incorporated therein, identifies important factors that could cause differences from the forward-looking statements in this presentation. RMR’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance on forward-looking statements. Except as required by law, RMR does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Investor Relations Contact Kevin Barry, Senior Director (617) 796-8230 WARNING REGARDING FORWARD-LOOKING STATEMENTS Corporate Headquarters Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458

First Quarter Fiscal 2024 Financial Results

THE RMR GROUP INC.'S FIRST QUARTER FISCAL 2024 HIGHLIGHTS

- Net Income of $15.5 Million, Net Income Attributable to The RMR Group Inc. of $7.0 Million, or $0.41 Per Diluted Share, and Net Income Margin of 33.4%
- Adjusted Net Income Attributable to The RMR Group Inc. of $8.3 Million, or $0.49 Per Diluted Share
- Adjusted EBITDA of $25.3 Million and Adjusted EBITDA Margin of 52.1%

($ in thousands, except per share amounts)	1Q'24	Per Share	4Q'23	Per Share	1Q'23	Per Share
GAAP Financial Measures						
Net Income	$ 15,526		$ 17,058		$ 14,240	
Net Income Margin	33.4 %		37.2 %		28.7 %	
Net Income Attributable to The RMR Group Inc.	$ 6,997	$ 0.41	$ 7,696	$ 0.46	$ 6,337	$ 0.37
Non-GAAP Financial Measures						
Adjusted Net Income Attributable to The RMR Group Inc.	$ 8,279	$ 0.49	$ 8,047	$ 0.48	$ 8,669	$ 0.51
Adjusted EBITDA	$ 25,325		$ 25,407		$ 26,421	
Adjusted EBITDA Margin	52.1 %		53.2 %		50.8 %	
Distributable Earnings	$ 16,683	$ 0.53	$ 16,979	$ 0.54	$ 18,327	$ 0.58
Total Distributions	$ 11,484	$ 0.40	$ 11,445	$ 0.40	$ 11,442	$ 0.40
Distribution Payout Ratio	68.8 %		67.4 %		62.4 %	
Assets Under Management (AUM)						
AUM	$ 41,385,577		$ 35,874,488		$ 37,394,167	
Perpetual Capital AUM	$ 28,226,306		$ 28,191,144		$ 29,759,795	
Private Capital AUM	$ 13,159,271		$ 7,683,344		$ 7,634,372	
Fee-Earning AUM	$ 29,136,580		$ 22,793,313		$ 24,709,126	

All amounts in this presentation are unaudited. See Non-GAAP Financial Measures beginning on page 15 for disclosures and reconciliations to GAAP financial measures. See Notes & Definitions beginning on page 22 for notes and terms used throughout this presentation.

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6 RMR Residential • On December 19, 2023, RMR completed its acquisition of CARROLL (now referred to as RMR Residential), a vertically integrated platform focused on multifamily residential properties across the Sunbelt. • The following represents key measures for RMR Residential as of December 31, 2023: ~$5.5 Billion AUM ~500 Real Estate Professionals 66 Managed Properties ~21,300 Units Florida 52% Georgia, 25% North Carolina, 14% Nevada, 4% Colorado, 2% Other, 3% Units by State

7 Managed Public Real Estate Capital Managed Private Real Estate Capital $28,226,306 68% $13,159,271 32% $41,385,577 $29,759,795 80% $7,634,372 20% $37,394,167 AUM AUM BY SOURCE ($ in thousands) 1Q'24 1Q'23 Fee-Earning AUM $19,234,479 66% $9,902,101 34% $29,136,580 $20,322,224 82% $4,386,902 18% $24,709,126 Perpetual Capital Private Capital

8 PERPETUAL CAPITAL AUM Commercial Real Estate Fee-Earning Sector AUM AUM Service Properties Trust (NASDAQ: SVC) Hotels / Retail $ 11,329,283 $ 7,049,245 Diversified Healthcare Trust (NASDAQ: DHC) Medical Office & Life Science / Senior Living 7,592,879 3,952,740 Office Properties Income Trust (NASDAQ: OPI) Office 6,019,588 2,951,207 Industrial Logistics Properties Trust (NASDAQ: ILPT) * Industrial 2,638,675 4,635,406 Seven Hills Realty Trust (NASDAQ: SEVN) Diversified 645,881 645,881 Total Perpetual Capital $ 28,226,306 $ 19,234,479 ($ in thousands) * ILPT AUM excludes Mountain JV and ILPT Fee-Earning AUM includes Mountain JV.

9 PRIVATE CAPITAL AUM Fee-Earning Strategy AUM AUM Residential Real Estate Funds * Value Add / Core Plus $ 5,462,242 $ 5,462,242 Industrial Real Estate Funds ** Core Plus 3,946,996 892,996 Medical Office & Life Science Real Estate Funds Core Plus 2,411,252 2,411,252 Hotel Real Estate (Sonesta) Core 489,322 489,322 Senior Living Real Estate (AlerisLife) Core 252,639 252,639 Other Real Estate Core Plus 596,820 393,650 Total Private Capital $ 13,159,271 $ 9,902,101 * Residential Real Estate Funds includes one wholly owned property and 3rd party managed properties. ** Industrial Real Estate Funds AUM includes Mountain JV and Industrial Real Estate Funds Fee-Earning AUM excludes Mountain JV. ($ in thousands) See Notes & Definitions beginning on page 22.

10 AUM BY COMMERCIAL REAL ESTATE SECTOR Office Industrial Hotels Medical Office & Life Science Residential Retail Senior Living 16% 16% 16% 15% 14% 13% 10%

11 $46,219 $45,361 $49,639 $36,598 $35,908 $40,734 $9,621 $9,453 $8,905 1Q'24 4Q'23 1Q'23 $29,357 $29,878 $33,042 $22,675 $22,858 $26,655 6,682 $7,020 $6,387 1Q'24 4Q'23 1Q'23 $11,591 $11,160 $10,911 $8,849 $9,057 $8,834 $2,742 $2,103 $2,077 1Q'24 4Q'23 1Q'23 $5,271 $4,323 $5,686 $5,074 $3,993 $5,245 $197 $330 $441 1Q'24 4Q'23 1Q'23 Managed Public Real Estate Capital Managed Private Real Estate Capital MANAGEMENT AND ADVISORY SERVICES REVENUES BY SOURCE See Notes & Definitions beginning on page 22. ($ in thousands) Base Business Management & Advisory Revenues Base Property Management & Other Revenues Construction Supervision Revenues Total Management & Advisory Services Revenues Perpetual Capital Private Capital

GAAP RESULTS: CONDENSED CONSOLIDATED STATEMENTS OF INCOME

($ in thousands) (unaudited)	1Q'24	4Q'23	1Q'23
Revenues:			
Management services[(1)]	$ 45,094	$ 44,212	$ 48,548
Incentive fees	299	468	–
Advisory services	1,125	1,149	1,091
Total management, incentive and advisory services revenues	46,518	45,829	49,639
Reimbursable compensation and benefits	16,828	15,484	14,323
Reimbursable equity based compensation	2,327	2,683	2,289
Other reimbursable expenses	195,998	158,936	184,489
Total reimbursable costs	215,153	177,103	201,101
Total revenues	**261,671**	**222,932**	**250,740**
Expenses:			
Compensation and benefits	34,772	34,316	33,264
Equity based compensation	2,829	3,769	2,850
Separation costs	3,544	–	438
Total compensation and benefits expense	41,145	38,085	36,552
General and administrative	9,511	7,821	9,163
Other reimbursable expenses	195,998	158,936	184,489
Transaction and acquisition related costs	3,987	3,025	–
Depreciation and amortization	423	281	268
Total expenses	**251,064**	**208,148**	**230,472**
Operating income	10,607	14,784	20,268
Interest income	3,508	3,737	1,770
Gain (loss) on equity method investments	4,049	1,724	(5,314)
Income before income tax expense	**18,164**	**20,245**	**16,724**
Income tax expense	(2,638)	(3,187)	(2,484)
Net income	**15,526**	**17,058**	**14,240**
Net income attributable to noncontrolling interest in The RMR Group LLC	(8,531)	(9,362)	(7,903)
Net loss attributable to noncontrolling interest in consolidated entity	2	–	–
Net income attributable to The RMR Group Inc.	**$ 6,997**	**$ 7,696**	**$ 6,337**

Substantially all revenues are earned from related parties. See Notes & Definitions beginning on page 22.

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THE RMR GROUP

13 GAAP RESULTS: EARNINGS PER COMMON SHARE (amounts in thousands, except per share amounts) (unaudited) 1Q'24 4Q'23 1Q'23 Numerators: Net income attributable to The RMR Group Inc. $ 6,997 $ 7,696 $ 6,337 Less: income attributable to unvested participating securities (85) (78) (81) Net income attributable to The RMR Group Inc. used in calculating basic EPS 6,912 7,618 6,256 Effect of dilutive securities: Add back: income attributable to unvested participating securities 85 — 81 Add back: net income attributable to noncontrolling interest in The RMR Group LLC (1) 8,531 — 7,903 Add back: income tax expense 2,638 — 2,484 Less: income tax expense assuming redemption of noncontrolling interest’s Class A Units for Class A Common Shares (2) (5,182) — (4,983) Net income used in calculating diluted EPS $ 12,984 $ 7,618 $ 11,741 Denominators: Common shares outstanding 16,711 16,712 16,605 Less: unvested participating securities and incremental impact of weighted average (203) (255) (201) Weighted average common shares outstanding - basic 16,508 16,457 16,404 Effect of dilutive securities: Add: assumed redemption of noncontrolling interest’s Class A Units for Class A Common Shares 15,000 — 15,000 Add: incremental unvested shares 4 — 9 Weighted average common shares outstanding - diluted 31,512 16,457 31,413 Net income attributable to The RMR Group Inc. per common share - basic $ 0.42 $ 0.46 $ 0.38 Net income attributable to The RMR Group Inc. per common share - diluted $ 0.41 $ 0.46 $ 0.37 See Notes & Definitions beginning on page 22.

14 GAAP RESULTS: CONDENSED CONSOLIDATED BALANCE SHEETS ($ in thousands) (unaudited) December 31, 2023 September 30, 2023 Assets Cash and cash equivalents $ 202,428 $ 267,989 Due from related parties 114,006 111,323 Prepaid and other current assets 9,271 6,997 Total current assets 325,705 386,309 Property and equipment, net of accumulated depreciation of $3,112 and $3,212, respectively 14,728 5,446 Due from related parties, net of current portion 8,987 7,261 Equity method investments 22,102 18,651 Goodwill 71,620 1,859 Intangible assets, net of accumulated amortization of $1,113 and $983, respectively 21,356 167 Operating lease right of use assets 30,464 29,032 Deferred tax asset 17,356 18,220 Other assets, net of accumulated amortization of $80,678 and $78,324, respectively 113,125 115,479 Total assets $ 625,443 $ 582,424 Liabilities and Equity Reimbursable accounts payable and accrued expenses $ 77,709 $ 77,924 Accounts payable and accrued expenses 42,494 22,578 Operating lease liabilities 5,875 5,068 Total current liabilities 126,078 105,570 Operating lease liabilities, net of current portion 25,580 25,044 Amounts due pursuant to tax receivable agreement, net of current portion 20,886 20,886 Other liabilities 23,534 7,261 Mortgage note payable 4,730 — Total liabilities 200,808 158,761 Total equity 424,635 423,663 Total liabilities and equity $ 625,443 $ 582,424

15 Non-GAAP Financial Measures

RECONCILIATION OF ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER DILUTED SHARE

The following table presents the impact of certain individually significant items on the financial results for the three months ended December 31, 2023 assuming the redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units is dilutive to earnings per share as presented on page 13.

Three Months Ended December 31, 2023: (amounts in thousands, except per share amounts) (unaudited)	Net Income Attributable to The RMR Group Inc.	Add: Net Income Attributable to Noncontrolling Interest in The RMR Group LLC [1]	Add: Income Tax Expense	Income Before Income Tax Expense	Less: Estimated Income Tax Expense [2]	Net Income Used in Calculating Diluted EPS	Weighted Average Common Shares Outstanding - Diluted	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted
Net income attributable to The RMR Group Inc.	$ 6,997	$ 8,531	$ 2,638	$ 18,164	$ (5,182)	$ 12,982	31,512	$ 0.41
Incentive business management fees	(115)	(141)	(43)	(299)	85	(214)	31,512	(0.01)
Gain on equity method investments	(1,546)	(1,915)	(588)	(4,049)	1,155	(2,894)	31,512	(0.09)
Separation costs	1,353	1,676	515	3,544	(1,011)	2,533	31,512	0.08
Transaction and acquisition related costs	1,522	1,886	579	3,987	(1,137)	2,850	31,512	0.09
Technology transformation investments	68	85	26	179	(51)	128	31,512	0.01
Adjusted net income attributable to The RMR Group Inc.	$ 8,279	$ 10,122	$ 3,127	$ 21,526	$ (6,141)	$ 15,385	31,512	$ 0.49

(1) Net loss attributable to noncontrolling interest in consolidated entity is not adjusted when calculating diluted earnings per share.

(2) Estimated income tax expense assumes the hypothetical conversion of the noncontrolling interest in The RMR Group LLC and the resulting consolidated entity's estimated tax rate of approximately 28.5% for the three months ended December 31, 2023.

16

THE RMR GROUP

17 Three Months Ended September 30, 2023: Net Income Attributable to The RMR Group Inc. Less: Income Attributable to Unvested Participating Securities Net Income Used in Calculating Diluted EPS Weighted Average Common Shares Outstanding - Diluted Net Income Attributable to The RMR Group Inc. per Common Share - Diluted(amounts in thousands, except per share amounts) (unaudited) Net income attributable to The RMR Group Inc. $ 7,696 $ (78) $ 7,618 16,457 $ 0.46 Incentive business management fees (1) (173) 2 (171) 16,457 (0.01) Gain on equity method investments (2) (638) 6 (632) 16,457 (0.04) Transaction and acquisition related costs (3) 1,118 (11) 1,107 16,457 0.07 Technology transformation investments (4) 44 — 44 16,457 — Adjusted net income attributable to The RMR Group Inc. $ 8,047 $ (81) $ 7,966 16,457 $ 0.48 (1) Includes $468 of incentive business management fees earned, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $221 and income tax expense of $74 at a rate of approximately 15.7%. (2) Includes $1,724 of gain on The RMR Group Inc.’s investment in SEVN common shares, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $815 and income tax expense of $271 at a rate of approximately 15.7%. (3) Includes $3,025 of transaction and acquisition related costs, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $1,431 and income tax expense of $476 at a rate of approximately 15.7%. (4) Includes $120 of technology transformation investments included in general and administrative expenses, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $57 and income tax expense of $19 at a rate of approximately 15.7%. RECONCILIATION OF ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER DILUTED SHARE (CONTINUED) The following table presents the impact of certain individually significant items on the financial results for the three months ended September 30, 2023, excluding the assumed redemption of the noncontrolling interest in The RMR Group LLC’s 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 13.

RECONCILIATION OF ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER DILUTED SHARE (CONTINUED)

The following table presents the impact of certain individually significant items on the financial results for the three months ended December 31, 2022 assuming the redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units is dilutive to earnings per share as presented on page 13.

Three Months Ended December 31, 2022: (amounts in thousands, except per share amounts) (unaudited)	Net Income Attributable to The RMR Group Inc.	Add: Net Income Attributable to Noncontrolling Interest in The RMR Group LLC	Add: Income Tax Expense	Income Before Income Tax Expense	Less: Estimated Income Tax Expense [(1)]	Net Income Used in Calculating Diluted EPS	Weighted Average Common Shares Outstanding - Diluted	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted
Net income attributable to The RMR Group Inc.	$ 6,337	$ 7,903	$ 2,484	$ 16,724	$ (4,983)	$ 11,741	31,413	$ 0.37
Loss on equity method investments	2,003	2,522	789	5,314	(1,583)	3,731	31,413	0.12
Separation costs	165	208	65	438	(131)	307	31,413	0.01
Technology transformation investments	164	206	65	435	(130)	305	31,413	0.01
Adjusted net income attributable to The RMR Group Inc.	$ 8,669	$ 10,839	$ 3,403	$ 22,911	$ (6,827)	$ 16,084	31,413	$ 0.51

(1) Estimated income tax expense assumes the hypothetical conversion of the noncontrolling interest in The RMR Group LLC and the resulting consolidated entitiy's estimated tax rates of approximately 29.8% for the three months ended December 31, 2022.

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19 RECONCILIATION OF EBITDA AND ADJUSTED EBITDA FROM NET INCOME ($ in thousands) (unaudited) 1Q'24 4Q'23 1Q'23 Net income $ 15,526 $ 17,058 $ 14,240 Income tax expense 2,638 3,187 2,484 Depreciation and amortization 423 281 268 Interest expense 11 — — EBITDA 18,598 20,526 16,992 Other asset amortization 2,354 2,354 2,354 Operating expenses paid in the form of The RMR Group Inc.'s common shares 502 1,086 561 Separation costs 3,544 — 438 Transaction and acquisition related costs 3,987 3,025 — Straight line office rent (89) (110) (100) (Gain) loss on equity method investments (4,049) (1,724) 5,314 Distributions from investments 598 598 427 Technology transformation investments 179 120 435 Incentive business management fees (299) (468) — Adjusted EBITDA $ 25,325 $ 25,407 $ 26,421

20 CALCULATION OF NET INCOME MARGIN, ADJUSTED EBITDA MARGIN, DISTRIBUTABLE EARNINGS AND DISTRIBUTABLE EARNINGS PER SHARE (amounts in thousands, except per share amounts) (unaudited) 1Q'24 4Q'23 1Q'23 Calculation of Net Income Margin: Total management and advisory services revenues $ 46,518 $ 45,829 $ 49,639 Net income $ 15,526 $ 17,058 $ 14,240 Net Income Margin 33.4% 37.2% 28.7% Calculation of Adjusted EBITDA Margin: Contractual management and advisory fees (excluding incentive business management fees, if any) (1) $ 48,573 $ 47,715 $ 51,993 Adjusted EBITDA $ 25,325 $ 25,407 $ 26,421 Adjusted EBITDA Margin 52.1% 53.2% 50.8% Calculation of Distributable Earnings: Adjusted EBITDA $ 25,325 $ 25,407 $ 26,421 Less: Tax distributions to members (2) (8,642) (8,428) (8,094) Distributable Earnings $ 16,683 $ 16,979 $ 18,327 Class A and Class B-1 Common Share Distributions $ 6,684 $ 6,645 $ 6,642 Class A Units Distributions 4,800 4,800 4,800 Total Distributions $ 11,484 $ 11,445 $ 11,442 Calculation of Distributable Earnings per Share: Distributable Earnings $ 16,683 $ 16,979 $ 18,327 Distributable Earnings Shares Outstanding 31,711 31,712 31,605 Distributable Earnings per Share $ 0.53 $ 0.54 $ 0.58 See Notes & Definitions beginning on page 22.

21 RMR presents certain “non-GAAP financial measures” within the meaning of the applicable rules of the SEC, including Adjusted Net Income Attributable to The RMR Group Inc., Adjusted Net Income Attributable to The RMR Group Inc. per diluted share, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Distributable Earnings. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. is net income attributable to The RMR Group Inc. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. per diluted share is net income attributable to The RMR Group Inc. per diluted share. The GAAP financial measure that is most directly comparable to EBITDA, Adjusted EBITDA and Distributable Earnings is net income and the GAAP financial measure that is most directly comparable to Adjusted EBITDA Margin is Net Income Margin, which represents net income divided by total management and advisory services revenues. These non-GAAP financial measures do not represent net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or cash generated by operating activities determined in accordance with GAAP, and should not be considered alternatives to net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or net income margin determined in accordance with GAAP, as indicators of RMR’s financial performance or as measures of its liquidity. Other asset management businesses may calculate these non-GAAP measures differently than RMR does. • Adjusted Net Income Attributable to The RMR Group Inc. RMR calculates Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share as net income attributable to The RMR Group Inc. and net income attributable to The RMR Group Inc. per diluted share, respectively, excluding the effects of certain individually significant items occurring or impacting its financial results during the quarter that are not expected to be regularly occurring, relate to a special project or initiatives or relate to gains or losses. RMR provides Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share for supplemental informational purposes in order to enhance the understanding of RMR’s condensed consolidated statements of income and to facilitate a comparison of RMR’s current operating performance with its historical operating performance. • Distributable Earnings is calculated as Adjusted EBITDA less tax distributions to members and is considered to be an appropriate measure of RMR’s operating performance, along with net income attributable to The RMR Group Inc. RMR believes that Distributable Earnings provides useful information to investors because by excluding amounts payable for tax obligations, it increases comparability between periods and more accurately reflects earnings that may be available for distribution to shareholders. Distributable Earnings is among the factors RMR’s Board of Directors considers when determining shareholder dividends. • Distributable Earnings Per Share calculations are based on end of period shares outstanding and includes 15,000,000 Redeemable Class A Units of RMR LLC which are paired with RMR Inc's. Class B-2 common shares outstanding; actual dividends are paid to shareholders as of the applicable record date. • EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures used to assess operating performance, along with net income, net income attributable to The RMR Group Inc. and net income margin. RMR believes that EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors because by excluding the effects of certain amounts, such as non-cash items or non-recurring gains and losses, EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin may facilitate a comparison of current operating performance with RMR’s historical operating performance and with the performance of other asset management businesses. RMR also believes that providing Adjusted EBITDA Margin may help investors assess RMR’s performance of its business by providing the margin that Adjusted EBITDA represents to its contractual management and advisory fees (excluding incentive business management fees, if any). NON-GAAP FINANCIAL MEASURES

22 Notes & Definitions

23 NOTES Notes to page 11 – MANAGEMENT AND ADVISORY SERVICES REVENUES BY SOURCE The following tables present revenues by client and exclude incentive business management fees earned from SEVN of $299 and $468 during the three months ended December 31, 2023 and September 30, 2023, respectively: ($ in thousands) 1Q'24 4Q'23 1Q'23 BASE BUSINESS MANAGEMENT & ADVISORY REVENUES DHC $ 3,807 $ 3,842 $ 3,664 ILPT 5,878 5,991 5,902 OPI 3,320 3,411 3,639 SVC 8,545 8,465 8,168 SEVN 1,125 1,149 1,091 TA — — 4,191 Total Perpetual Capital 22,675 22,858 26,655 AlerisLife 1,382 1,400 1,264 Sonesta 2,223 2,517 2,111 RMR Residential 21 — — Other private entities 3,056 3,103 3,012 Total Private Capital 6,682 7,020 6,387 Total Base Business Management & Advisory Revenues $ 29,357 $ 29,878 $ 33,042 BASE PROPERTY MANAGEMENT & OTHER REVENUES DHC $ 1,458 $ 1,435 $ 1,492 ILPT 3,039 3,295 2,948 OPI 3,447 3,396 3,404 SVC 896 923 990 SEVN 9 8 — Total Perpetual Capital 8,849 9,057 8,834 RMR Residential 626 — — Other private entities 2,116 2,103 2,077 Total Private Capital 2,742 2,103 2,077 Total Base Property Management & Other Revenues $ 11,591 $ 11,160 $ 10,911

24 NOTES (CONTINUED) Notes to page 11 – MANAGEMENT AND ADVISORY SERVICES REVENUES BY SOURCE (CONTINUED) ($ in thousands) 1Q'24 4Q'23 1Q'23 CONSTRUCTION SUPERVISION REVENUES DHC $ 1,056 $ 805 $ 1,300 ILPT 124 171 170 OPI 1,712 1,908 3,165 SVC 2,182 1,109 610 Total Perpetual Capital 5,074 3,993 5,245 Sonesta — — 15 RMR Residential 67 — — Other private entities 130 330 426 Total Private Capital 197 330 441 Total Construction Supervision Fees $ 5,271 $ 4,323 $ 5,686 TOTAL MANAGEMENT & ADVISORY SERVICES REVENUES DHC $ 6,321 $ 6,082 $ 6,456 ILPT 9,041 9,457 9,020 OPI 8,479 8,715 10,208 SVC 11,623 10,497 9,768 SEVN 1,134 1,157 1,091 TA — — 4,191 Total Perpetual Capital 36,598 35,908 40,734 AlerisLife 1,382 1,400 1,264 Sonesta 2,223 2,517 2,126 RMR Residential 714 — — Other private entities 5,302 5,536 5,515 Total Private Capital 9,621 9,453 8,905 Total Management & Advisory Services Revenues $ 46,219 $ 45,361 $ 49,639

25 $30,239,952 $17,752,152 $17,752,152 $11,273,106 $6,906,152 $6,906,152 $5,903,729 $3,105,356 $3,105,356 $5,698,191 $4,504,774 $4,504,774 $7,364,926 $3,235,870 $3,235,870 Historical Cost Market Capitalization Lower of $30,634,425 $18,588,598 $18,588,598 $11,329,283 $7,049,245 $7,049,245 $6,019,588 $2,951,207 $2,951,207 $5,692,675 $4,635,406 $4,635,406 $7,592,879 $3,952,740 $3,952,740 Historical Cost Market Capitalization Lower of 0 DHC ILPT OPI SVC NOTES (CONTINUED) As of December 31, 2023 As of December 31, 2022 Notes to page 12 – GAAP RESULTS: CONDENSED CONSOLIDATED STATEMENTS OF INCOME (1) Management services revenues include base business management fees earned from the Managed Equity REITs that are calculated monthly based upon the lower of (i) the average historical cost of each REIT’s properties, and (ii) each REIT’s average market capitalization. The information presented in the charts below is as of December 31, 2023 and 2022 and may differ from the basis on which base business management fees are calculated ($ in thousands):

NOTES (CONTINUED)

Notes to page 13 – GAAP RESULTS: EARNINGS PER COMMON SHARE

RMR calculates earnings per share (EPS) using the two-class method. As such, earnings attributable to unvested participating shares are excluded from earnings before calculating per share amounts. In addition, diluted EPS includes the assumed issuance of Class A Common Shares pursuant to RMR's equity compensation plan using the treasury stock method and the issuance of Class A Common Shares related to the assumed redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units using the if-converted method. In computing the dilutive effect, if any, that the assumed redemption would have on EPS, RMR considered net income available to holders of Class A Common Shares would increase due to elimination of the noncontrolling interest offset by any tax effect, which may be dilutive. For the three months ended December 31, 2023 and 2022, the assumed redemption of the 15,000,000 Class A Units is dilutive to earnings per share.

(1) Net loss attributable to noncontrolling interest in consolidated entity is not adjusted when calculating diluted earnings per share.

(2) Income tax expense assumes the hypothetical conversion of the noncontrolling interest's Class A Units, which results in estimated tax rates of 28.5% and 29.8% for the three months ended December 31, 2023 and 2022, respectively.

Notes to page 20 – CALCULATION OF NET INCOME MARGIN, ADJUSTED EBITDA MARGIN, DISTRIBUTABLE EARNINGS AND DISTRIBUTABLE EARNINGS PER SHARE

(1) Contractual management and advisory fees are the base business management fees, property management fees and advisory fees RMR or its subsidiaries earns pursuant to its management agreements. These amounts are calculated pursuant to the contractual formulas and do not deduct other asset amortization of $2,354 for each of the three month periods presented, required to be recognized as a reduction to management services revenues in accordance with GAAP.

(2) Under the RMR LLC operating agreement, RMR LLC is required to make quarterly pro rata cash distributions to RMR and its noncontrolling interest based on each's estimated tax liabilities and respective ownership percentages. Estimated tax liabilities are determined quarterly on a cumulative basis. As such, there may be fluctuations from quarter to quarter to account for prior periods where pro rata cash distributions were more or less than amounts determined cumulatively through a particular quarter. For each of the three month periods presented, RMR LLC made required quarterly tax distributions as follows:

($ in thousands)	1Q'24 [a]	4Q'23 [a]	1Q'23
RMR LLC tax distributions to The RMR Group Inc.	$ 4,550	$ 4,430	$ 4,255
RMR LLC tax distributions to noncontrolling interest	4,092	3,998	3,839
Total RMR LLC tax distributions to members	**$ 8,642**	**$ 8,428**	**$ 8,094**

(a) Tax distributions for the three months ended December 31, 2023 and September 30, 2023, exclude $10 and $4,352, respectively, to The RMR Group Inc., and $10 and $3,848, respectively, to the noncontrolling interest, related to incentive business management fees earned from SEVN which are considered non-recurring transactions.

26

THE RMR GROUP

27 • Assets Under Management (AUM) All references in this presentation to AUM on, or as of, a date are calculated at a point in time. ▪ AUM is calculated as: (i) the historical cost of real estate and related assets, excluding depreciation, amortization, impairment charges or other non-cash reserves, of the Managed Equity REITs and certain Private Capital clients, plus (ii) the gross book value of real estate assets, property and equipment of AlerisLife, Sonesta and until May 15, 2023, TA, excluding depreciation, amortization, impairment charges or other non-cash reserves, plus (iii) the carrying value of loans held for investment and real estate owned by SEVN, plus (iv) the fair value of RMR Residential, both owned and third-party managed assets. Upon deconsolidation from a Managed Equity REIT, the respective real estate and related assets are characterized as Private Capital and their historical cost represents the fair value of the real estate at the time of deconsolidation. ▪ Fee-Earning AUM is calculated (i) monthly for the Managed Equity REITs, based upon the lower of the average historical cost of each REIT's properties and its average market capitalization, plus (ii) for all other clients, Fee-Earning AUM equals AUM and includes amounts that may differ from the measures used for purposes of calculating fees under the terms of the respective management agreements. For additional information on the calculation of AUM for purposes of the fee provisions of the business management agreements, see RMR's Annual Report on Form 10-K for the fiscal year ended September 30, 2023, filed with the SEC. RMR's SEC filings are available at the SEC website: www.sec.gov. • GAAP refers to U.S. Generally Accepted Accounting Principles. • Managed Equity REITs refers to Diversified Healthcare Trust (DHC), Industrial Logistics Properties Trust (ILPT), Office Properties Income Trust (OPI) and Service Properties Trust (SVC). • Mountain JV refers to Mountain Industrial REIT LLC, a joint venture in which ILPT owns a majority interest (and accordingly is presented in ILPT’s consolidated results). • Perpetual Capital refers to capital with an indefinite duration, which may be terminated under certain conditions, and includes the Managed Equity REITs, Seven Hills Realty Trust (SEVN), and until it was acquired by BP Products North America Inc. on May 15, 2023, TravelCenters of America Inc. (TA). • Private Capital consists of AlerisLife Inc. (AlerisLife), Sonesta International Hotels Corporation (Sonesta), residential real estate we manage from our acquisition of MPC Partnership Holdings LLC (RMR Residential) and other private capital vehicles including ABP Trust and other private entities that own commercial real estate. Some of the Managed Equity REITs own minority interests in certain of these entities. AlerisLife was a publicly traded company until March 20, 2023 when it was acquired by a subsidiary of ABP Trust. As a result, amounts for AlerisLife are characterized as Private Capital for all periods presented. DEFINITIONS